UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

CHEVRON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 27, 2020. Meeting Information* CHEVRON CORPORATION Meeting Type: Annual Meeting For holders as of: March 30, 2020 Date: May 27, 2020 Time: 8:00 a.m. PDT Location: Chevron Park Auditorium 6001 Bollinger Canyon Road San Ramon, CA 94583 *In light of the emerging public health concerns of the COVID-19 (Coronavirus) outbreak, the Company may hold its Annual Meeting via remote telephonic or electronic ( Virtual ) access in lieu of an in-person meeting in San Ramon, CA. The Company would announce a decision to hold a Virtual Annual Meeting in a CHEVRON CORPORATION press release available at www.chevron.com as soon as practicable prior to the 6001 BOLLINGER CANYON ROAD Annual Meeting. SAN RAMON, CA 94583-2324 You are receiving this communication because you hold shares in Chevron Corporation. THIS IS NOT A BALLOT. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D04795-P36698-Z76605*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, May 27, 2020. Meeting Information* CHEVRON CORPORATION Meeting Type: Annual Meeting For holders as of: March 30, 2020 Date: May 27, 2020 Time: 8:00 a.m. PDT Location: Chevron Park Auditorium 6001 Bollinger Canyon Road San Ramon, CA 94583 *In light of the emerging public health concerns of the COVID-19 (Coronavirus) outbreak, the Company may hold its Annual Meeting via remote telephonic or electronic ( Virtual ) access in lieu of an in-person meeting in San Ramon, CA. The Company would announce a decision to hold a Virtual Annual Meeting in a CHEVRON CORPORATION press release available at www.chevron.com as soon as practicable prior to the 6001 BOLLINGER CANYON ROAD Annual Meeting. SAN RAMON, CA 94583-2324 You are receiving this communication because you hold shares in Chevron Corporation. THIS IS NOT A BALLOT. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. D04795-P36698-Z76605

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of the 2020 Annual Meeting, the 2020 Proxy Statement, and the 2019 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or from a smartphone, scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials for this meeting or for future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. SCAN TO How To Vote VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for instructions on how to pre-register for and obtain an admission letter to the Annual Meeting. To be admitted to the Annual Meeting, you must have a government-issued photo identification and an admission letter. THIS NOTICE DOES NOT SERVE AS AN ADMISSION LETTER. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or, from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. XXXX XXXX XXXX XXXX g Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Important Notice Regarding Admission to the 2020 Annual Meeting Attending in Person Stockholders or their legal proxy holders who wish to attend the Annual Meeting must pre-register with and obtain an admission letter from Chevron’s Corporate Governance Department. Letters will be distributed on a first-come, first-served basis. Requests for admission letters must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 21, 2020. For complete instructions for pre-registering and obtaining an admission letter, see page 92 of the Proxy Statement. Public Health Concerns of the COVID-19 Outbreak In light of the emerging public health concerns of the COVID-19 (Coronavirus) outbreak, the Company may hold its Annual Meeting via remote telephonic or electronic access in lieu of an in-person meeting in San Ramon, CA. The Company would announce a decision to hold a Virtual Annual Meeting in a press release available at www.chevron.com as soon as practicable prior to the Annual Meeting. In that event, the 2020 Annual Meeting of Stockholders would be held in a Virtual meeting format only, on the above date and time, via live audio webcast. Stockholders or their legal proxy holders could participate, submit questions, vote, and examine our stocklist at the Virtual Annual Meeting by visiting http://www.virtualshareholdermeeting.com/CVX2020 and using their 16-digit control number, but only if the meeting is held in a Virtual format. D04796-P36698-Z76605Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of the 2020 Annual Meeting, the 2020 Proxy Statement, and the 2019 Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or from a smartphone, scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these materials for this meeting or for future meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2020 to facilitate timely delivery. SCAN TO How To Vote VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote In Person: Please review the proxy materials for instructions on how to pre-register for and obtain an admission letter to the Annual Meeting. To be admitted to the Annual Meeting, you must have a government-issued photo identification and an admission letter. THIS NOTICE DOES NOT SERVE AS AN ADMISSION LETTER. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or, from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. XXXX XXXX XXXX XXXX g Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Important Notice Regarding Admission to the 2020 Annual Meeting Attending in Person Stockholders or their legal proxy holders who wish to attend the Annual Meeting must pre-register with and obtain an admission letter from Chevron’s Corporate Governance Department. Letters will be distributed on a first-come, first-served basis. Requests for admission letters must be received by Chevron no later than 5:00 p.m. PDT on Thursday, May 21, 2020. For complete instructions for pre-registering and obtaining an admission letter, see page 92 of the Proxy Statement. Public Health Concerns of the COVID-19 Outbreak In light of the emerging public health concerns of the COVID-19 (Coronavirus) outbreak, the Company may hold its Annual Meeting via remote telephonic or electronic access in lieu of an in-person meeting in San Ramon, CA. The Company would announce a decision to hold a Virtual Annual Meeting in a press release available at www.chevron.com as soon as practicable prior to the Annual Meeting. In that event, the 2020 Annual Meeting of Stockholders would be held in a Virtual meeting format only, on the above date and time, via live audio webcast. Stockholders or their legal proxy holders could participate, submit questions, vote, and examine our stocklist at the Virtual Annual Meeting by visiting http://www.virtualshareholdermeeting.com/CVX2020 and using their 16-digit control number, but only if the meeting is held in a Virtual format. D04796-P36698-Z76605

Voting Items

Your Board recommends you vote FOR the election of the following Board Nominees for Director 1a through 1j:

1a. W. M. Austin

1b. J. B. Frank

1c. A. P. Gast

1d. E. Hernandez, Jr.

1e. C. W. Moorman IV

1f. D. F. Moyo

1g. D. Reed-Klages

1h. R. D. Sugar

1i. D. J. Umpleby III

1j. M. K. Wirth

Your Board recommends you vote FOR Board proposals 2 and 3:

2. Ratification of Appointment of PwC as Independent Registered Public Accounting Firm

3. Advisory Vote to Approve Named Executive Officer Compensation

Your Board recommends you vote AGAINST stockholder proposals 4 through 10:

4. Report on Lobbying

5. Create a Board Committee on Climate Risk

6. Report on Climate Lobbying

7. Report on Petrochemical Risk

8. Report on Human Rights Practices

9. Set Special Meeting Threshold at 10%

10. Adopt Policy for an Independent Chairman

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